Preliminary Data from a Phase 1 Study of JSP191, an Anti-CD117 Monoclonal Antibody, in Combination with Low Dose Irradiation and Fludarabine Conditioning: Well-Tolerated, Facilitates Chimerism and Clearance of Minimal Residual Disease in Older Adults with MDS/AML Undergoing Allogeneic HCT (NCT#04429191)

Lori Muffly, MD, MS[1], Catherine J. Lee, MD[2], Arpita Gandhi, MD[3], Ankur Varma, MD, MPH[4], Bart L. Scott, MD[5], Hye-Sook Kwon, PhD[6], Chikako Yanagiba, MS[6], Jeyakavitha Arulprakasam, MS[6], Mamatha Reddy, DVM[6], Kevin N. Heller, MD[6], Judith A. Shizuru, MD, PhD[1], Wendy W. Pang, MD, PhD[6] and Andrew Artz, MD[7]

(1) Division of BMT and Cellular Therapy, Stanford University School of Medicine, Stanford, CA, (2) Division of Hematology and Hematologic Malignancies, Huntsman Cancer Institute, University of Utah, Salt Lake City, UT, (3) Oregon Health Sciences University, Portland, OR, (4) Division of Hematology, Oncology and Cellular Therapy, Rush University Medical Center, Chicago, IL, (5) Clinical Research Division, Fred Hutchinson Cancer Research Center, Seattle, WA, (6) Jasper Therapeutics, Inc., Redwood City, CA, (7) Department of Hematology/HCT, City of Hope National Medical Center, Duarte, CA

JSP191 is an investigational agent and not approved for any indication.

Conflict of Interest

Muffly - Advisory Boards: Pfizer, Amgen, Jazz, Medexus, CTI Biopharma, Kite; Research Funding: Astellas, Jasper, Adaptive, Kite, BMS; Consulting: Astellas

Lee - Advisory Boards: Kadmon, Kite, Jazz; Research Funding: Incyte; Consulting: Fresenius

Scott- Advisory Boards: BMS, Alexion, Incyte, Taiho

Kwon, Yanagiba, Arulprakasam, Reddy, Heller, Pang - Employment: Jasper

Shizuru - Executive: Jasper; Royalties: FortySeven

Trends in Allogeneic HCT in the U.S. by Age



<18 Years
18-39 Years
40-64 Years
65+ Years
N
2570 2828 3207 3305 3591 3953 4124 4445 4969 5193 5377 5764 6001 6509 6696 6830 6893 7148 7234 7373
Transplants, %
100
80
60
40
20
0
2 2 3 4 4 4 5 6 8 9 10 11 14 16 18 19 21 22 24 26
48 51 51 52 53 57 55 57 56 57 58 56 56 55 53 54 50 52 50 48
31 29 28 26 25 24 25 22 23 20 21 22 20 19 19 18 18 17 18 18
20 18 19 18 18 15 15 14 14 13 12 11 10 9 10 9 10 9 8 8
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

CIBMTR
CENTER FOR INTERNATIONAL BLOOD & MARROW TRANSPLANT RESEARCH

^Transplants for AML, ALL, MDS, NHL, HD, MM

JSP191 Designed to Block CD117 (Stem Cell Factor Receptor) Signaling

Leading to Hematopoietic Stem Cell (HSC) Depletion without Significant Off-Target Toxicities


JSP191 Blocks SCF Binding to CD117
Empty Bone Marrow Niche
Donor HSC Home to Marrow Niche
Stem Cell Factor (SCF)
JSP191
Stromal Cells
Stromal Cells
Stromal Cells

JSP191 is an investigational agent and not approved for any indication.

Blockade of CD117 is Synergistic with Low Dose Radiation Leading to Purified Donor HSC Engraftment in Immunocompetent Mouse Model



Donor HSC Engraftment
Radiation only
Anti-CD117 +
Low Dose Radiation
Donor derived in
Lin⁻Sca⁺cKit⁺CD150⁺cells (%)
100
80
60
40
20
0
250 cGy
450 cGy
700 cGy
% Donor derived in
Mac1⁺Gr1⁺ cells
200 cGy
200 cGy
α-CD117

Chhabra et al. Sci Transl Med 2016; Pang et al. ASH 2019

JSP191 is an investigational agent and not approved for any indication.

Study Design

Single-arm, Open Label, in MDS/AML Patients Not Eligible for Myeloablative Conditioning Regimens

Key inclusion criteria:

- MDS or AML
- ≥60 years or HCT-CI ≥3
- HLA matched related or unrelated donor
- Exclude prior HCT

→ N = 24-40 patients →

Experimental arm:

JSP191 0.6 mg/kg
+ **Flu** 30 mg/m^2 x 3 days
+ **TBI** 200-300 cGy
+ HCT

Assessments:

Primary endpoints:

- Safety and tolerability of JSP191/TBI/Flu
- JSP191 pharmacokinetics

Secondary endpoints:

- Engraftment and donor chimerism
- Relapse-free survival
- GVHD, Non-relapse mortality, and Overall Survival
- MRD clearance

Exploratory endpoints:

- Depletion of HSPCs by JSP191

JSP191 is an investigational agent and not approved for any indication.

Treatment Schema

Outpatient Conditioning Regimen



JSP191
Bone marrow aspiration/biopsy
Fludarabine (Flu) 30 mg/m2/day
TBI 200-300 cGy
Mobilized PB HCT
Transplant Day (TD)
-10 to -14
-7
-6
-5
-4
-3
-2
-1
0

- Real-time PK measurements and modeling were used to determine Flu start date
- TBI increased from 200 to 300 cGy after first 7 subjects to aid lymphoablation
- GVHD prophylaxis: Tacrolimus, Sirolimus, Mycophenolate Mofetil (Sandmaier et al, Lancet Haematology 2019)

JSP191 is an investigational agent and not approved for any indication.

MDS & AML Patient Characteristics

Characteristic	All Patients (N = 24)	Patients with AML (N=11)*	Patients with MDS (N = 13)
Median age (range) - year	70 (62-79)	69 (62-79)	70 (67-77)
Sex – no. (%)			
Male	18 (75%)	8 (73%)	10 (77%)
Female	6 (25%)	3 (27%)	3 (23%
Prior AML/MDS Therapy – no. (%)			
Untreated or growth factor supportive care only	3 (13%)	0 (0%)	3 (23%)
Hypomethylating agent-containing regimens only	13 (54%)	4 (36%)	9 (69%)
Anthracycline-based regimens (incl. liposomal formulations) only	3 (13%)	2 (18%)	1 (8%)
Multiple lines of therapy incl. both hypomethylating agent- and anthracycline-based regimens	5 (21%)	5 (45%)	0 (0%)
Donor Type – no. (%)			
Matched related donor	5 (21%)	1 (9%)	4 (33%)
Matched unrelated donor	19 (79%)	10 (91%)	9 (67%)
TBI dose – no. (%)			
200 cGy	7 (29%)	3 (27%)	4 (31%)
300 cGy	17 (71%)	8 (73%)	9 (69%)

*Patients with de novo AML (N = 8) & AML from MDS (N = 3)

JSP191 is an investigational agent and not approved for any indication.

0.6 mg/kg JSP191 PK: Consistent and Predictable Clearance



Concentration of JSP191 in Serum (ng/mL)
30000
10000
3000
1000
300
100
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Time (days)

JSP191 is an investigational agent and not approved for any indication.

Safety and Tolerability

- No significant JSP191 infusion reactions
- No JSP191-related SAEs
- No primary graft failure (one case of secondary graft failure)

JSP191 is an investigational agent and not approved for any indication.

JSP191 Pharmacodynamics: Evaluation of JSP191 to Deplete HSPCs in Marrow of MDS and AML Patients

Marrow aspirates collected at screening and prior to administration of Flu/TBI


JSP191
Fludarabine (Flu)
30 mg/m²/day
TBI
200-
300 cGy
Mobilized
PB HCT
Screening
-10 to
-14
-7
-6
-5
-4
-3
-2
-1
0
Marrow
aspirate
Marrow
aspirate


% Depletion of CD34+CD45RA-CD117+ cells
-0%
-20%
-40%
-60%
-80%
-100%
de novo AML
AML from MDS
MDS

Mean HSPC depletion of 66%

(values do not necessarily reflect the nadir of HSPC depletion)

JSP191 is an investigational agent and not approved for any indication.

JSP191/Flu/TBI Conditioning in All Patients Dosed to Date Resulted in Neutropenia Followed by Neutrophil Engraftment by TD+26



ANC (10⁹/L)
20
18
16
14
12
10
8
6
4
2
0
-15
-10
-5
0
5
10
15
20
25
30
35
Time Relative to Transplant Day 0
ANC 0.5 10⁹/L

JSP191 is an investigational agent and not approved for any indication.

Donor Chimerism



Total Chimerism
% Donor derived in total PBMC
Days after HSCT
Myeloid Chimerism
% Donor derived in CD15+ cells
Days after HSCT
T Cell Chimerism
% Donor derived in CD3+ cells
Days after HSCT
200 cGy TBI
300 cGy TBI

Median Donor Chimerism:

	TD+28			TD+90			TD+180		
	Total	CD15	CD3	Total	CD15	CD3	Total	CD15	CD3
200 cGy TBI	91%	98%	60%	95%	98%	60%	97%	99%	85%
300 cGy TBI	95%	99%	60%	95%	99%	83%	98%	99%	89%

JSP191 is an investigational agent and not approved for any indication.

Multimodality Measurable Residual Disease (MRD) in patients with AML*

Cytogenetics, Flow Cytometry, Next Generation Sequencing


SCRN
TD28
TD56
TD90
TD180
TD360
MRD+ MRD+ MRD+ NEG NEG NEG C
MRD+ MRD+ MRD+ NEG MRD+ Morphologic relapse
MRD+ MRD+ MRD+ MRD+ NEG Late onset GI-GVHD
MRD+ NEG MRD+ MRD+
MRD+ NEG NEG NEG
MRD+ MRD+ NEG NEG
NEG NEG NEG QNS Morphologic relapse
MRD+ NEG NEG NEG
NEG NEG MRD+ (HMA/ven for molecular relapse)
MRD+ NEG NEG NEG
MRD+ MRD+ MRD+ Morphologic relapse
Legend
MRD status
= on study
= completed study
= off study

*Patients with de novo AML (N = 8) & AML from MDS (N = 3)

JSP191 is an investigational agent and not approved for any indication.

QNS = quantity not sufficient

Multimodality Measurable Residual Disease (MRD) in patients with MDS

Cytogenetics, Flow Cytometry, Next Generation Sequencing



SCRN
TD28
TD56
TD90
TD180
TD360
MRD+
NEG
NEG (repeated assessment)
Secondary graft failure
Disease progression
Legend
MRD status
= on study
= completed study
= off study

JSP191 is an investigational agent and not approved for any indication.

Outcomes & GVHD reported to date

N = 24, median follow-up of 6 months (range 2-12 months)


OS
OS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
3
6
9
12
Months post-HCT


Relapse & TRM
Cumulative Incidence
1.0
0.8
0.6
0.4
0.2
0.0
0
3
6
9
12
Months post-HCT
Morphologic Relapse
TRM

Evaluable patients: 22 14 22 14

- No classical grade II-IV acute GVHD reported to date
- 1 case of late onset grade III-IV acute GI GVHD reported to date
- Insufficient median follow up to draw conclusions regarding chronic GVHD

JSP191 is an investigational agent and not approved for any indication.

Summary of Phase I Trial Results To Date

- 0.6 mg/kg JSP191 PK is predictable and allows donor cell infusion 9-14 days after JSP191
- All patients engrafted with neutrophil recovery before Transplant Day +26
- MRD clearance was observed in 12 of 20 evaluable patients at last follow-up
- JSP191/Flu/TBI is a novel conditioning regimen that appears safe, well-tolerated, has on target effects on HSPC depletion, permits full donor myeloid chimerism, and results in promising early MRD clearance

JSP191 is an investigational agent and not approved for any indication.

Acknowledgements

Jasper Therapeutics and the Investigators would like to thank the patients and families for participating in this clinical trial (NCT#04429191).

We would also like to thank the participating clinical sites, clinical staff, and collaborators.


FRED HUTCH
OREGON HEALTH & SCIENCE UNIVERSITY
UNIVERSITY OF UTAH HUNTSMAN CANCER INSTITUTE
RUSH UNIVERSITY MEDICAL CENTER
Stanford MEDICINE
City of Hope

JSP191 is an investigational agent and not approved for any indication.